JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

"Forward-looking" statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company's Securities and Exchange Commission filings.

JDS Uniphase

Unbridled Optimism



Unbridled Optimism



1998

JDS Uniphase

Unbridled Optimism



2005

JDS Uniphase

Deep Pessimism



Deep Pessimism



2001

JDS Uniphase

Deep Pessimism



2005

JDS Uniphase

Realistic Optimism



JDS Uniphase

Realistic Optimism



2002

JDS Uniphase

Realistic Optimism



2005

JDS Uniphase

Content and Demand Drive Long-Term Growth


Download MP3PRO Now!
STAR WARS
comedy
PAPA NOGOOD



JDS Uniphase

Traffic Continues to Grow



Historical and Forecasted Traffic Growth
TB/Month
10,000,000,000
1,000,000,000
100,000,000
10,000,000
1,000,000
100,000
10,000
1,000
100
10
1
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Data

Source: FCC, Dell Oro, AT&T Research, RHK, Merrill Lynch Research

JDS Uniphase

Business Bandwidth Use Growing Today ...


λ_1 Video
λ_2 Data Services
λ_3 Video
λ_4 Data Services
ONU
Hub
CUSTOMERS
INFORMATION TECHNOLOGY
ENGINEERING

JDS Uniphase

Bandwidth Demand



If 2.5% of businesses adopt Gig E by 2005 ...

... 50% of top 22 routes out of capacity

Source: Telechoice, July 2001

JDS Uniphase

Bandwidth Demand



If 5% of businesses adopt Gig E by 2005 ...

... Only two routes have capacity by 2005

Source: Telechoice, July 2001

JDS Uniphase

Bandwidth Demand Will Grow Even More in the Future



λ1 Entertainment
λ2 Data Services
ONU
Hub
CHILD'S ROOM
HOME OFFICE
FAMILY ROOM

JDS Uniphase

Bandwidth Demand


napster ...drew nearly 60M users

If a new bandwidth application draws 1.5M concurrent users by 2005 ...
...10 routes completely out of capacity

Source: Telechoice, July 2001

Broadband Household Penetration


U.S. Households (104 million total)
Subscribers (in millions)
0
5
10
15
20
25
CABLE
DSL
5%
3.7
1.9
10%
6.7
3.3
2000
2001

Source: Credit Suisse First Boston

JDS Uniphase

New Infrastructures Open Up New Worlds


UNION PACIFIC
CHICAGO & ALTON
RAILROAD LINES.
Chicago & Kansas City Line.
Chicago & St. Louis Line.
St. Louis & Kansas City Line.

JDS Uniphase

Changing Economics with New Technologies



$/Gbps/km
Reducing the cost / managed bit / km
Deploying services more rapidly
Increasing productivity
Enabling value added services
Cost
Capacity

Ultra-Longhaul Systems


Regenerator
Regenerator
Regenerator

JDS Uniphase

40G Systems


10Gb/s

10 Gb/s Systems

JDS Uniphase

40G Systems


40 Gb/s Systems
40Gb/s

Simplified Networks

- Fewer wavelengths to manage
- Reduced office congestion
- Improved reliability - fewer points of failure
- Reduced cost and complexity

40 Gb/s Transceiver


40G Data Source
40G Driver
+13 dBm CW Laser
LiNbO3 MZM
PIN Receiver
40Gb Transponder
Analyzer
40 km SMF
EDFA
Intermediate Reach Link
Before
Tunable Chromatic Dispersion Controller
Chirped FBG
After
PMD
40 km of Fiber
Electrical
Optical

JDS Uniphase

Deployment of Services



Truck Roll
Service Provider
JDS Uniphase

Wavelength Switch System Applications

Dynamic Mesh on Optical Rings


Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch

- Full or partial mesh - any wavelength to any other node
- All nodes identical, easy planning
- Fast remote bandwidth upgrades
- Rapid setup / tear down of bandwidth for changing traffic patterns

JDS Uniphase

Wavelength Switch System Applications

All Optical Ring Interconnect


Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch

- Eliminate regenerators and OXC between rings
- Allows easy transition to Mesh on existing ring fiber base

JDS Uniphase

More Rapid Deployment of Services


New Customer
New Customer
Service Provider

JDS Uniphase

Intelligent Amplifiers Balance Gain Automatically


WDM
EDFA
DYNAMIC GAIN EQUALIZATION
EDFA
RAMAN PUMP SOURCE
WAVELENGTH MONITOR

- Lower noise amplification
- Increased reach
- Responds to system dynamics

Dynamic Gain Equalizer

- Provides controlled attenuation across the C or L band to compensate for power imbalance in optical fiber links
- Attenuation range: >10dB



JDS Uniphase
DGE-B-C
Dynamic Gain Equalizer

Input



Power
1
0.8
0.6
0.4
0.2
0
1
4
7
10
13
16
19
22
25
28
31
Channel

Output



Power
1
0.8
0.6
0.4
0.2
0
1
4
7
10
13
16
19
22
25
28
31
Channel

Scion Acquisition


ISP

- Advanced waveguide technology
- High yield 200-mm wafers
- Advanced packaging
- Automated fiber interfacing

JDS Uniphase

Technological Advancement


CVD Yield Trend Higher Than FHD
4"
8"
Flame Hydrolysis Deposition (FHD)
Chemical Vapor Deposition (CVD)

Fiberoptics Penetrate Further into Enterprise



Local end users
Ethernet Switch
Server(s) with fibre channel adapters
(LAN)
Fibre channel storage director
Router
Fibre channel switch
SAN gateway
DWDM system
Fibre channel hubs
Storage devices
(SAN)

JDS Uniphase

Expanding Product Portfolio


JDS Uniphase

GBIC



SFF


21P6202900000
JDS Uniphase

10 Gigabit Ethernet

JDS Uniphase

A Truly End-to-End Network



Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul

JDS Uniphase

Security Market

A World Standard for Anti-Counterfeiting


SPECIMEN

JDS Uniphase

Display and Decorative Markets


PLUS

JDS Uniphase

Aggressive Cost Reduction

$/Gbps/km

Global Realignment Program

Lower Cost Manufacturing

Lean Manufacturing

Strategic Operations Management

Automation

Cost

Capacity

JDS Uniphase

Re-engineering JDS Uniphase

Closing and Consolidating Operations



45
40
35
30
25
20
15
10
5
0
41
30
24
4/2001
9/2001
12/2001
4/2002

JDS Uniphase

Re-engineering JDS Uniphase

Reducing Global Workforce

- February, 2001—29,000 employees
- June, 2001—20,000 employees
- January, 2002—11,000 employees
- April, 2002—10,000 employees



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Feb 2001
Jun 2001
Jan 2002
Apr 2002

JDS Uniphase

Global Realignment Program

($Millions)	Incurred thru 3Q02	To Come[1]	Total[1]
Costs	880	220	1100
Annual Savings Rate	880	165	1045

[1] Estimate

JDS Uniphase

Expanding Low-Cost Manufacturing



- 320,000 sq.ft. facility in Shenzhen, China
- ISO 9001 certified
- Oracle ERP platform

JDS Uniphase

Modular Design Approach to Lean Manufacturing


Sample Project: Amplifiers
GBLK
TDC
GBLK
DGE
GBLK
OPM
Controller


GAIN BLOCKS
DYNAMIC GAIN EQUALIZERS
OPTICAL PERFORMANCE MONITORS
TUNABLE DISPERSION COMPENSATORS

JDS Uniphase


Strategic Operations — Leveraging IT Investments
Customer Service
Supply Chain Management
Finance
Order Management
San Jose, CA
Santa Rosa, CA
Hartford, CT
Norwood, MA
Melbourne, FL
Research Triangle Park, NC
Horsham, PA
Sydney, Australia
Ottawa, Canada
Toronto, Canada
ou, China
henzen, China
Torquay, England
Waghaeusel-Kirrlach, Germany
Eindhoven, The Netherlands
JDS Uniphase

Strategic Operations — Operational Excellence

Business Unit Focus

- Demand Scheduling
- Mfg Planning
- Production
- Shipping

Global Common Processes

- Quotation
- Order Entry
- Billing

JDS Uniphase

Sizing to Respond



- Sizing to break-even at $300M in quarterly sales
- 55+% marginal profitability on sales increases

Significant Operating Leverage







JDS Uniphase

Cash


$2,000
$1,500
$1,000
$500
$0.0
$Millions
Q3 FY01
Q4 FY01
Q1 FY02
Q2 FY02
Q3 FY02

JDS Uniphase

End-to-End Product Portfolio


JDS Uniphase

A Truly End-to-End Network


Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul
JDS Uniphase

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Initial capital spending increases absorbed by inventories

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Gradual transfer of business turn to component and module suppliers
  - System supplier conservatism
  - Metro and enterprise healthier initially
  - Some customers will need some parts
  - Growing impact of new products
- Potential for initially slow or bumpy sales patterns

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Over time, expansion follows capital spending patterns
- Markets return to growth

Recovery



JDS Uniphase